EXHIBIT 99.2

1 Midland States Bancorp, Inc. Acquisition of HomeStar Financial Group, Inc. April 2, 2019

2 Forward - Looking Statements . Readers should note that in addition to the historical information contained herein, this presentation includes "forward - looking statements," including but not limited to statements about Midland States Bancorp, Inc . (the “Company”, “Midland States” or “MSBI”)’s expected loan production, operating expenses, future earnings levels and other projections relating to the proposed transaction . These statements are subject to many risks and uncertainties, including ( i ) the possibility that any of the anticipated benefits of the proposed transaction will not be realized within the expected time period or at all ; (ii) the risk that integration of HomeStar’s operations will be materially delayed or will be more costly or difficult than expected ; (iii) the failure of the proposed transaction to close ; (iv) the effect of the announcement of the transaction on customer relationships and operating results ; (v) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events ; and (vi) other risks detailed from time to time in filings made by Midland with the Securities and Exchange Commission (the “SEC”) . Readers should note that the forward - looking statements included in this presentation are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward - looking statements . Forward - looking statements generally can be identified by the use of forward - looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe" or "continue," or similar terminology . Any forward - looking statements presented herein are made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward - looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise . Use of Non - GAAP Financial Measures . This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”) . These non - GAAP financial measures include “Core Deposits,” “Tangible Common Equity,” “Tangible Book Value,” “Tangible Common Equity to Tangible Assets,” and “Tangible Book Value per Share . ” The Company believes that these non - GAAP financial measures provide both management and investors a more complete understanding of the Company’s funding profile and profitability . These non - GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures . Not all companies use the same calculation of these measures ; therefore, this presentation may not be comparable to other similarly titled measures as calculated by other companies .

3 Transaction Highlights Strategically Attractive • Complements our Kankakee footprint (#1 pro forma deposit market share) with the addition of $375 million in assets • Valuable core deposit franchise with a low beta, 20 bps weighted average cost of deposits and excess liquidity (67% loans / deposits) • Significant opportunity to realize cost savings and generate attractive financial returns Financially Compelling • Financially attractive transaction utilizing no revenue enhancements – ~9% EPS accretion in 2020, with fully phased cost savings – TBV per share dilution of ~ 2 % at close – TBV per share earnback of 2 years using the “crossover” method – Does not include benefit of deploying excess liquidity Fill - In Acquisition • Small, in - market acquisition with ease of integration and little to no disruption to efficiency initiatives • Similar customer approach and operating styles • Midland track record of 13 successful acquisitions since 2008

4 Headquarters Manteno, IL Total Assets $375,445 Gross Loans 222,654 Total Deposits 333,063 Loans / Deposits 66.9% % Core Deposits (2) 96.2% Bank-Level Equity $30,365 Holding Company TruPS + Accrued Interest 33,982 Consolidated Equity (see page 6 for adjustments) (3) (7,559) Bank-Level ROAA (tax-effected) (4) 0.69% Bank-Level NIM (FTE) 3.88% Bank-Level Cost of Total Deposits 0.20% Bank-Level Efficiency Ratio 85.3% Bank-Level NPAs / Assets 1.38% Combined Branch Map Bank Overview (1) $ in 000’s I L L I N O I S Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Davenport Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Kenosha Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Elgin Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan Waukegan 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Louis St. Louis St. Louis St. Louis St. Louis Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford Rockford I N D I A N A I O W A K E N T U C K Y M I C H I G A N M I S S O U R I W I S C O N S I N Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar Rapids Cedar 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Springfield Springfield Springfield Springfield Springfield Springfield Springfield Springfield Springfield Springfield Springfield Springfield Springfield Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Gary Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Racine Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville Janesville 74 88 80 70 57 55 55 70 80 72 74 80 94 Midland States Bancorp, Inc. (75) HomeStar Financial Group, Inc. (5) Source: S&P Global Market Intelligence. Financial data as of, or for the three months ended 12/31/18. (1) Financials represent bank - level data unless stated otherwise, as of, or for the three months ended 12/31/18. (2) Core deposits defined as total deposits excluding time deposits >$100,000. (3) $10.4 million target consolidated equity per the definitive agreement at closing, after expected adjustments. (4) Tax - effected at 24%. HomeStar Financial Group, Inc. Overview Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Manteno Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bradley Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Bourbonnais Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Kankakee Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Coal City Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence Momence I N D I A N A Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Morris Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Cedar Lake Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Saint John Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Lowell Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Crete Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Channahon Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Braidwood Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Wilmington Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Dwight Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Peotone Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan Manhattan 55 80 57 17 50 44 47 1 ~98% of HomeStar’s deposits are within 2 miles of an MSBI branch

5 Source: S&P Global Market Intelligence. HomeStar financials represent bank - level data. Financial data as of 12/31/18. Peer group represents all banks and thrifts headquartered in the Midwest with total assets between $300M and $500M, excluding merger targets. (1) Rank based on most recent quarter data per S&P Global Market Intelligence for banks and savings banks headquartered in the Mi dwe st, excluding merger targets. (2) Deposit beta calculated as change in cost of interest - bearing deposits over change in Federal Funds rate. HomeStar Cost of Inter est Bearing Deposits calculated using bank level regulatory data as of December 31, 2018. 1.3% 18.2% HomeStar Peers ▪ HomeStar’s cost of total deposits has been relatively flat despite an increasing rate environment • 3 bps increase in Interest Bearing Deposits costs versus a 225 bps increase in the Fed Funds rate this cycle • 7 th lowest cost of interest - bearing deposits among 273 Midwest banks between $300M and $500M in assets (1) • Deposit beta of 1.3% (2) since the third quarter of 2015 ▪ Excess liquidity with a 67% loan - to - deposit ratio as of December 31, 2018 Cost of Interest - Bearing Deposits vs. Fed Funds Q3’15 – Q4’18 Deposit Beta (2) 0.25% 0.50% 0.50% 0.50% 0.50% 0.75% 1.00% 1.25% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 0.22% 0.21% 0.21% 0.22% 0.22% 0.22% 0.21% 0.21% 0.22% 0.20% 0.20% 0.21% 0.24% 0.25% 0.49% 0.48% 0.48% 0.48% 0.50% 0.51% 0.52% 0.54% 0.58% 0.61% 0.65% 0.73% 0.83% 0.94% Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Fed Funds Rate HomeStar Peers High Quality, Low Cost Deposit Base

6 (1) Based on Midland’s closing price of $24.46 as of 4/1/19. (2) Refer to merger agreement for additional detail related to possible adjustments relating to delivery of consolidated equity at clos ing . (3) Represents consideration to HomeStar common shareholders ($9.9M) divided by consolidated tangible equity target ($ 10.4M). (4) Represents consideration to HomeStar common shareholders ($9.9M) divided by HomeStar 2018 Small PCO net income of $1.1M (tax - effected at 24%) less 2018 earnings to HomeStar from Insurance Agency and Title Company businesses of approximately $0.3M (tax - effected a t 24%). (5) Represents consideration to HomeStar common shareholders ($9.9M) plus TruPS payoff of $23.5 million divided by HomeStar LTM Adjusted Bank - Level Earnings (less Title & Insurance earnings) plus ~$7.0 million in pre - tax cost savings (all tax - effected at 24%). (6) Represents consideration to HomeStar common shareholders ($9.9M) less consolidated tangible equity target ($ 10.4M) divided by 12/31/18 bank - level core deposits (defined as total deposits less time deposits $100k+) of $320.4M. Consideration to Shareholders • 405,000 MSBI shares, or approximately $9.9 million (1) , for 100% of the outstanding HomeStar shares, subject to potential adjustment based upon equity delivered at closing (2) Adjusted Closing Equity • The definitive agreement provides for a target of $10.4 million in consolidated ( HoldCo ) equity at closing, after expected gains described below and before purchase accounting adjustments • Consolidated ( HoldCo ) equity is ($7.6) million as of December 31, 2018, but will be increased by certain transaction related adjustments including ( i ) the gain on TruPS redemption, (ii) the gain on subsidiary sales and (iii) the write - up of the deferred tax asset (valuation allowance remains on balance sheet) and certain other write - ups • Transaction consideration will be adjusted on a dollar - for - dollar basis (up or down) based on actual equity delivered versus the $10.4 million target Valuation Multiples • Price to Common / Tangible Book Value (3) : 95% • Price to Common / LTM Adjusted Consolidated Earnings (4) : 13.0x • Price to Common + TruPS / LTM Adjusted Bank - Level Earnings + Cost Savings (5) : 4.0x • Core Deposit Premium (6) : (0.2%) Transaction • MSBI to acquire the common stock of HomeStar Financial Group in a stock - for - stock exchange • Prior to or concurrent with closing, the outstanding Trust Preferred Securities (the “TruPS”) will be redeemed for $23.5 million in cash (a 33% discount to par plus accrued interest), generating a gain to HomeStar of approximately $11.7 million • Prior to closing, HomeStar will sell its interest in both its Insurance Agency and Title Company business lines generating a gain of approximately $1.0 million Summary of Deal Terms Anticipated Closing • Q3 2019

Projected Financial Impact & Assumptions

EPS Accretion	• ~9% in full-year 2020 (reflects fully phased cost savings)
TBV Impact	• ~2% TBV dilution at closing, earnback of 2 years using crossover method(1)
IRR	• >25% IRR, above internal targets
Pro Forma Capital Ratios At Closing	• ~7.2% TCE/TA • ~12.4% Total Risk Based Capital Ratio
Cost Savings	• ~$7.0 million pre-tax, or ~40% of HomeStar's 2018 bank-level non-interest expense base • Assumed phase-in schedule is 50% in 2019 and 100% in 2020
One-Time Expenses	• Total pre-tax merger related costs of $5.0 million • ~30% assumed at closing / ~70% assumed in 2019
Purchase Accounting	• $10.1 million gross credit mark on loan balances (~4.6% of loans / ~3.2x ALLL) • Interest rate marks of $3.8 million (discount) accreted over estimated remaining lives • Fixed asset and other marks of $5.3 million (discount) • Core deposit intangible created equal to 2.0% of HomeStar's non-time deposits, amortized over ten years using the sum of years digits method

(1) Based on when pro forma tangible book value per share crosses over and begins to exceed projected standalone MSBI tangible book value per share, inclusive of all transaction expenses.

7

Midland States Bancorp, Inc.

Appendix – HomeStar Financial Highlights (Bank-Level)

$ in millions	Twelve Months Ended, 12/31/16	12/31/17	12/31/18
Balance Sheet:			
Total Assets	$344.6	$358.7	$375.4
Total Loans	192.1	198.2	222.7
Deposits	318.6	329.3	333.1
Common Equity (Bank-Level)	24.2	26.8	30.4
Loans / Deposits	60.3%	60.2%	66.9%
Performance Measures:			
Net Income (tax-effected)(1)(2)	$1.7	$1.9	$3.2
ROAA (tax-effected)(1)(2)	0.50%	0.54%	0.88%
ROAE (tax-effected)(1)(2)	8.5%	7.1%	11.7%
Net Interest Margin (FTE)	3.36%	3.50%	3.71%
Cost of IB Deposits	0.22%	0.21%	0.23%
Efficiency Ratio	87.8%	81.6%	78.4%
Non-Interest Income / Revenue	35.7%	35.0%	42.4%
Capitalization (Bank-Level):			
Tangible Common Equity / Tangible Assets	7.0%	7.5%	8.0%
Leverage Ratio	6.5%	7.1%	7.8%
Total Capital Ratio	11.8%	12.6%	12.9%
Asset Quality(3):			
NPLs / Loans	2.96%	2.84%	1.44%
NPAs / Assets	2.56%	1.95%	1.38%
Loan Loss Reserves / Gross Loans	1.48%	1.46%	1.40%
Net Charge-Offs / Avg. Loans	0.30%	0.03%	0.05%

Loans

Total: $223 million
Yield on Loans: 4.92%



Multifamily 6%
Non-Owner Occ. CRE 10%
Commercial & Industrial 12%
Consumer 2%
Other 4%
Construction 7%
Residential R.E. 1-4 Fam. 39%
Owner Occ. CRE 20%

Deposits

Total: $333 million
Cost of Deposits: 0.18%



Time Deposits <$100,000 11%
Time Deposits ≥$100,000 4%
Demand 20%
Other Transaction Accounts 32%
MMDA and Savings 33%

Source: S&P Global Market Intelligence. Financials represent bank-level data. Financial data as of, or for the year ended 12/31/18.
(1) Figures tax-effected at 35% in 2016 and 2017, and 24% in 2018.
(2) Profitability metrics adjusted in 2016 and 2017 for a recognized DTA benefit and a DTA revaluation, respectively.
(3) NPLs include nonaccrual loans and TDRs. NPAs include NPLs, OREO and loans 90+ days past due and still accruing interest.

8

Midland States Bancorp, Inc.